Exhibit 10.5

The Socialist Republic of Vietnam
Independence - Freedom - Happiness

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FINANCE LEASE AGREEMENT

Number:140/08/ALCII-HĐ

Today, December 26, 2008, at Leasing Company II- Agribank (ALCII), we hereby:

Lessor – Party A	Leasing Company II- Agribank (ALCII)

Address:	422, Tran Hung Dao Street, Ward 2, District 5, Ho Chi Minh City
Tel	08-924 1110	Fax	08-924 1112
Tax code	0301472214-1
Representative:	Mr. Nguyen Van Tai	Title: Deputy General Director
Lessee-Party B	Trai Thien Sea Transport Development and Investment Joint Stock Company
Address:	253, Khuong Viet, Phu Trung Ward, Tan Phu District, Ho Chi Minh City
Tax code	0305015473
Tel	08-5406 7624	Fax	08- 5406 7632
VND Account number	1600201056057	Bank: Agribank-Sai Gon Branch
USD Account Number	1600201056063	Bank: Agribank-Sai Gon Branch
Representative:	Nguyen Quoc Khanh	Title: General Director
ID number	024528903 dated 19 September 2007 by HCM City Police Affair

Both parties have agreed to sign the contract with the following terms and conditions:

Article 1: Assets, leased Amount

1.

The Party A agrees to lease to the Party B and Party B agrees to lease from the Party A Assets as described at Appendix 4A/CTTC.

2.

Supplier: defined at Appendix 4D/CTTC.

3.

Lease Cost includes purchasing price of Assets and reasonable cost attributable to Assets defined at Appendix 4B/CTTC.

4.

Leased assets was registered in “Dealing-Assets registering Center of Ho Chi Minh City” accordance with current regulations, the first registeration fee will be paid by Party B, the subsequent registration fee paid by Party A.

Article 2: Usage Purposes of Leased Assets

Leased assets shall be used exclusively by the Party B for its authorized operation.

Article 3: Location for installment, running of leased assets

1.

Location for installment, running, maintain and operation scope subject to Appendix 4D/CTTC

2.

In case of moving, changing location for installment, running, maintain and operation scope above, Party B should consent to Party A and doing as permit by consent of Party A.

Article 4: Leased Currency

1.

Leased Currency Unit: Vietnam Dong or foreign currency determined as Appendix 4D/CTTC

2.

In case party A settled to Supplier which supplying Asset in foreign currency but Party B received loan in Vietnam Dong, total leased amount estimated at Appendix 4D/CCTC and dominated in Vietnam Dong in sale foreign exchange rate of VCB Ho Chi Minh at the date Party B withdraw loan.

Article 5: Leased interest rate and leased interest rate calculation

1.

Interest rate in-term (fixed or amended) determined as Appendix 4D/CTTC.

2.

Amended leased interest rate in-term at signed leased agreement as determined:

2.1.

Amended leased interest rate in domestic currency is determined base on fundamental rate issued and cap by State Bank, or base on loan interest rate applied for loan Party A lending from Agribank plus percentage of leasing fees.

2.2.

Amended leased interest rate in foreign currency is determined base on international market rate and foreign capital supply and demand in domestic plus percentage of leasing fees.

2.3.

In term of leasing, if fundamental interest rate of Stank bank, or, in any, loan interest rate applied for loan Party A lending from Agribank change, leased interest rate should be changed correspondence.

2.4.

Since changing leased interest rate accordance with section 2.3 above, Party A should inform this changes to Party B in written to calculate interest rate for rest payment terms.

3.

The overdue interest rate is not over 1.5 times the in-term interest rate and applied for debt balance in term Party B settled not in time. Calculating overdue period is accordance with schedule stipulated in lease agreement. The principal remain, reclassified in overdue debt even if undue, applied in term interest rate as this agreement.

4.

Interest rate calculation

4.1.

The in term interest rate is calculated on (=) the basis of factual debt balance multiple(x) the  factual loan time multiple (x) in term interest rate divide(/) 30

4.2.

The overdue interest is calculated on (=) overdue debt balance multiple (x) in term interest rate multiple(x) not over 150% multiple(x) overdue factual dates divided in(/) 30.

Article 6: Loan term, time of receiving loan

1.

Loan term: from Party B receive Loan to date Party B pay whole loan amount (interest and principal) to Party A accordance with lease agreement and determined at Appendix 4D/CTTC.

2.

Incase  Party A settled in advance to assets supplier and receiving assets later, Party B agreed to receive loan and bear interest with in term loan interest rate on amount paid by Party A to supplier with period from date Party A settled to. The Party B will receive loan on the rest unpaid amount on date the Party B receive assets (Appendix 4C/CTTC). In this case, loan term is from Party B singed on Appendix 4C/CTTC.

Article 7: Payment of principal, interest

1.

Party B committed all debts on due as determined on schedule on( Appendix 4B/CTTC).

2.

Settled currency: debts( principal, interest) paid in currency as determined in Appendix 4D/CTTC.

3.

Payment method: as Appendix 4D/CTTC.

Article 8: Loan assurance and obligation payment to

1.

Party B agrees to make deposits to Party A such amount as determined in Appendix 4D/CTTC right after the signing of the Finance Lease Contract.

This deposit is to assure the fulfillment of the signing of the Finance Lease Contract. Upon receipt of Assets by Party B (signing of Appendix 4C/CTTC), Party A will deduct the amount of deposit immediately from Party B’s paying obligation as determined in Appendix 4B/CTTC. Party has the right the decide whether or not to refund the deposited amount to Party B.

2.

Party B agrees to make a pledge to Party A such amount as determined in Appendix 4D/CTTC right after the signing of the Finance Lease Contract.

2.1.

This pledge is to assure the fulfillment of Party B’s obligations during the validity of the Finance Lease Contract.

This pledge may be used as the final payment or maybe refunded to Party B when Party has fulfilled all of its obligations.

2.2.

In case Party B has temporary difficulty in capital, Party shall have written request and Party A may accept that Party B use a part or the entire pledged amount in this Finance Lease Contract to meet its business needs legally.

2.3.

In case Party B does not meet its obligations or perform its obligations in a wrong way, Party A shall have the right to use this pledged amount as the payment or to compensate for its incurred expenses without permit from Party B.

2.4.

In case a part or the entire pledged amount is used by Party B to meet its business needs legally as stated in point 2.3 above, Party B shall pay back the used amount to top up the pledge.

3.

Party B agrees to pledge, mortgage or seek for third party’s guarantee to assure the fulfillment of its obligation during the validity of this Finance Lease Contract (as determined Appendix 4D/CTTC) right after signing this Finance Lease Contract.

4.

If Party B fails to make the required payment as it is due, Party A shall have the unilateral right to request the Asset Auction Centre to auction the assets pledged or mortgaged by Party B, or request for payment from third party which guarantees for Party B’s obligations (if there is such guarantee agreement) or seek for another sanctions as regulated by the Law and provisions stated in Point 2 Article 16 of this Contract to compensate for the principal and interest as calculated in the Table for Finance Lease Payment (Appendix 4B/CTTC) signed by both parties.

Article 9: Transfer price of Leasing Assets at the end of the Finance Lease Contract

1.

Transfer price of Leasing Assets at the end of the Finance Lease Contract is determined Appendix 4D/CTTC

2.

The transfer price will be paid by Party B to Party A simultaneously with the last payment of this contract.

Article 10: Handover of Leasing Assets

1.

Party B directly receives the Leasing Assets from the supplier as witnessed by Party A. Supplying and receiving and witnessing parties shall sign the Appendix 4C/CTTC.

2.

Time, way and location of handover: as agreed among Party A, Party B and the supplier.

3.

All original Certificates of Ownership Registration of the Leasing Assets shall be held by Party A; Party B shall keep the copies of these certificates only which are certified or notarized by applicable authorities with certification from Party A during the validity of the leasing period.

In case the Leasing Assets operating internationally, al original Certificates of Ownership Registration of the Leasing Assets shall be held by Party B; Party A shall keep the copies of these certificates only which are certified or notarized by applicable authorities.

4.

All responsibility to the Leasing Assets shall be transferred to Party B right after Party B tests and signs in the Assets Handover Minutes (Appendix 4C/CTTC)

Article 11: Insurance of Leasing Assets

1.

The Leasing Assets shall be insured during the Leasing period.

2.

Party A has the responsibility to appoint the Insurance Company and is in charge of the procedures to buy insurance for the Leasing Assets.

3.

Party B has the responsibility to pay for the insurance premium one at a time during the leasing period. Insurance premium is determined in the insurance policy and Party B shall pay for the premium via Party A

4.

In case the Leasing Assets incur the risk, Party B shall has the responsibility to contact the insurance company and Party A to resolve as in the content of the Insurance Policy and regulated by the Law.

Article 12: Management of Leasing Assets

1.

Party B has to maintain the good operation of the Leasing Assets, follows the usage instruction of the manufacturer/supplier or in accordance with the Catalogue regarding the operations, maintenance and usage of the Leasing Assets.

2.

During the warranty period, if there is problem with the Leasing Assets, Party B has the responsibility to contact with the warranting party and has Party A informed in written notice.

3.

Party B shall not be allowed to change the configuration and appearance of the Leasing Assets without written permit of Party A.

4.

In case of breakdown, loss of Leasing Assets’ parts, Party B has to repair and replace and has Party A informed in written notice.

Article 13: Rights and obligations of Party A

1.

Party A has the following rights

1.1.

Party A always has the ownership right of the Leasing Assets during the leasing period and this right shall not be affected in such cases as bankruptcy, liquidation or insolvency of Party B. The leasing assets are not considered Party B’s assets in resolution for repayment to Party B’s creditors. There is no provision in the finance lease contract explaining for any transferring of the ownership to Party B before the finance lease contract is terminated.

1.21.

Requests Party B to compensate for all damage and loss incurred because Party B does not follow and follows incompletely with its maintaining, repairing responsibility and its insurance premium payment responsibility during the leasing period.

1.3.

Transfers its rights and responsibility in this finance lease contract to another finance lease company without consent of Party B. In this case, Party A is only required to make Party B informed in written notice.

1.4.

Checks the control and usage of the leasing assets of Party B during the leasing period; request Party B to furnish its periodic financial statements, annual fiscal finalization, operational and financial performance and other aspects regarding the leasing assets.

1.5.

Adheres the ownership symbol onto the leasing assets during the leasing period.

1.6.

Uses Party B’s pledge for payment and/or compensate for expenses incurred as stated at Point 2.3 Article 8 of this contract.

1.7.

Sells receivables of this finance lease contract to the other entity or person in compliance with the regulations of the State Bank of Vietnam.

1.8.

Terminates the finance lease contract before it is due, revokes the leasing assets immediately without the court’s decision and requests Party B for immediate payment as due according to the finance lease contract when Party B violates the finance lease contract as stated in Point 2.1 Item 2 Article 15 this contract.

1.9.

Operates the leasing assets revoked from Party B during the waiting time for resolution of the assets.

2.

Party A has the following obligations

2.1.

Signs purchasing contract with supplier in accordance with terms and provisions that had been agreed with Party B and supplier as determined at item 1 and 2 Article 10 of this contract. Party B shall not be responsible for the delivery of the leasing assets according to terms and provisions agreed by Party B and supplier.

2.2.

Registers for ownership rights, in charge of procedures to buy insurance for the leasing assets.

2.3.

By the end of the leasing period, if Party B fulfills its obligations of this contract, Party A has the obligation to liquidate the contract and transfer the ownership rights to Party B.

2.4.

Provides Party B with Finance Lease Service Invoices as agreed in this contract and as determined in the Appendix 4D/CTTC.

2.5.

Performs completely and accurately terms and provisions as agreed in this finance lease contract.

Article 14: Rights and obligations of Party B

1.

Party B has the following rights

1.1.

Selects, agrees with supplier about specifications, price, delivery time and manner, installation and warranty of the leasing assets.

1.2.

Directly receives the leasing assets from the supplier as agreed in the purchasing contract.

1.3.

Uses the leasing assets during the leasing period. By the end of the leasing period, buys the leasing assets at the transferring price stated in the Appendix 4D/CTTC of this contract.

1.4.

Request for Party A’s compensation when Party A violates this finance lease contract.

2.

Party B has the following obligations

2.1.

Provides in a timely manner its periodic financial statements, annual fiscal finalization, operational and financial performance and other aspects regarding the leasing assets on Party A’s request and holds responsible for the accuracy and legality of those provided documents and reports. Timely notices to Party A any changes in its business form, capital, legal representatives and other aspects regarding Party B’s operations and its paying capability to Party A.

2.2.

Assists Party A in examining the leasing assets’ conditions on request

2.3.

Holds responsible for its selection and agreements as stated in Point 1.1 Item 1 Article 14 of this contract.

2.4.

Uses the leasing assets for the purpose as agreed in this finance lease contract. Shall not transfer the using right of the leasing assets to other entity or person without written permit of Party A

2.5.

Compensates for all damage and loss for Party A and the supplier if the finance lease contract is terminated before the leasing assets are handed over because of the default of Party B.

2.6.

Pays the principal and the leasing interest as agreed in the finance lease contract and pays leasing asset related expenses such as importing expenses, tax and fees, ownership registration fee, insurance, etc. as stated specifically in Appendix 4D/CTTC to Party A according to Appendix 4B/CTTC.

2.7.

Holds responsible for all damage and loss to the leasing assets and for all consequences to other parties as a result of using the leasing assets.

2.8.

Repairs and maintains the leasing assets during the leasing period. Shall not damage the ownership symbol adhered onto the leasing assets

2.9.

Shall not use the leasing assets as a pledge, mortgage or as a guarantee for fulfillment of the other obligations

2.10.

Holds responsible for using the leasing assets in violating the law and regulations

2.11.

Strictly follows the decision to revoke the leasing assets of Party A when Party B violates one of the provisions stated in Point 2.1 Item 2 of Article 15 of this contract.

2.12.

Performs completely and accurately terms and provisions as agreed in this contracts.

Article 15: Liquidation of the Finance lease contract

The finance lease contract shall be ended in the following cases:

1.

Liquidation of finance lease contract

1.1.

Party B fulfills all its payment obligations to Article 7 of the finance lease contract and pays the transferring price to Party A as agreed in Appendix 4D/CTTC.

1.2.

Party A accepts that Party B may liquidate in part or the entire finance lease contract earlier. The earlier liquidation fees shall be agreed by both parties.

2.

Early termination of the contract

2.1.

Party A has the right to terminate the contract before it is due if Party B violates one of the followings:

2.1.1.

Party B fails to pay in accordance with the finance lease contract

2.1.2.

Party B violates terms and provisions of the finance lease contract

2.1.3.

Party B becomes insolvent, bankrupt or dissolute

2.1.4.

The guarantor becomes bankrupt or dissolute and Party A does not accept the termination proposal of the guarantee agreement or does not accept the replacing of the new guarantor.

2.1.5.

Party B dies, or announced to be lost, loses its legal status or imprisoned.

2.2.

Party A has the right to terminate the contract before it is due if Party B violates one of the followings:

2.2.1.

Leasing assets are not delivered in time because of Party A’s own faults.

2.2.2.

Party A violates terms and provisions of the finance lease contract

2.3.

Finance lease contract shall be terminated before it is due in case the leasing assets are not found within 30 days or damaged which can not be repaired or maintained (from the date that Party B informs Party A in written notice).

Article 16: Settlement of leasing assets after termination of contract

1.

Liquidation of finance lease contract: After Party B fulfills its obligations in Point 1.1 or is agreed by Party A according to Point 1.2 of Item 1, Article 15 of this finance lease contract, both parties prepare the Minutes of Liquidation and Party A transfers the ownership right of the leasing assets to Party B; ownership transferring related expenses shall be paid by Party B.

2.

Early termination of contract:

2.1.

In case the contract is terminated before it is due according to Point 2.1 Item 2 of Article 15 of this contract: Party A requests Party B in writing for the amount to be paid of the entire leasing amount (principal and interest) in accordance with the finance lease contract and other expenses (if any) within specific time. If Party B fails to pay within the above specified time, Party A shall revoke the leasing assets for resolution.

Amounts guaranteed for the finance lease contract, reimbursement from insurance company (if any), proceed from using the revoking assets after deducting reasonable expenses, proceeds from resolution of the revoking assets (transferring to or leasing to other party, etc.) shall be used to compensate for expenses incurred and pay for the amount which Party B has still to pay according to the finance lease contract. If this amount is not adequate, Party B has the responsibility to pay the remaining amount for Party A. If the amount is more than adequate, Party A shall return the excess to Party B.

2.2.

In case the contract is terminated before it is due according to Point 2.2 Item 2 of Article 15 of this contract, Party A shall compensate for all expense incurred by Party B.

2.3.

In case the contract is terminated according to Point 2.3 Item 2 of Article 15 of this contract: Party B shall pay the entire to-be-paid leasing amount (principal and interest) in accordance with the finance lease contract within 30 days (from the termination date of the contract). Party A shall return any insuring amount which it receives from the insurance company when Party B has paid all the to-be-paid leasing amount.

Article 17: Implementation Provisions

1.

Both parties commit to implement completely terms and provisions of this contract, not unilaterally terminate the contract (except for cases stated in Item 2, Article 15 of this contract). During the implementation process, if disputes arise, both parties shall negotiate for resolution in the spirit of cooperation. In case both parties can not resolve themselves, the disputes shall be brought to the court of jurisdiction in Party A’s headquarter location or as designated by Party A, to be judged by the Law of Vietnam.

2.

Amendments to the contract shall be agreed by both parties in writing and signed authorized representatives of both parties. Such amendments shall have the effects of replacing or amending corresponding terms and provisions in the contract.

3.

Appendix 4A/CTTC, 4B/CTTC, 4C/CTTC, 4D/CTTC, Minutes, Amendments (if any) and any other appendix (if any) are integrated parts of this contract.

4.

This contract becomes effective from the date of signing; made into 04 equivalent copies, each Party keeps 02 copies

Both sides have reviewed and approved the terms by signatures.

LESSEE

LESSOR

/s/ Nguyen Quoc Khanh

/s/ Nguyen Van Tai

Nguyen Quoc Khanh

Nguyen Van Tai

General Director

Deputy General Director